                                                                      EXHIBIT 99
                              HOME PROPERTIES, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                               FIRST QUARTER 2007
                                TABLE OF CONTENTS

1Q 2007 Supplemental Reports                                   Page
----------------------------                                   ----

 1. Owned Community Results                                     1-3
 2. Physical Occupancy Comparison by Region                       4
 3. Net Operating Results                                         5
 4. Resident Statistics                                           6
 5. Net Operating Income Detail                                   7
 6. Operating Expense Detail                                      8
 7. Discontinued Operations                                       9
 8. Summary of Recent Acquisitions                               10
 9. Summary of Recent Sales                                      11
10. Breakdown of Owned Units by Market                           12
11. Debt Summary Schedule                                     13-14
12. Net Asset Value Calculation                                  15
13. Recurring Capital Expenditure and Adjusted NOI Summary    16-17
14. Development Communities                                      18
15. 2007 Earnings Guidance                                    19-21

FIRST QUARTER 2007                                                                        1Q '07 versus 1Q '06
                                                                                                % Growth
                                                1Q '07                 Year    ----------------------------------------   1Q '07
                          # of          Date     Rent/     1Q '07       Ago    Rental       Total       Total     Total    % Co.
                         Units      Acquired       Mo.     Occup.    Occup.     Rates     Revenue     Expense       NOI      NOI
                         -----      --------       ---     ------    ------     -----     -------     -------       ---      ---

Baltimore Region
Bonnie Ridge               960      7/1/1999   $ 1,041      92.1%     94.0%      7.0%       13.0%       -4.5%     30.3%
Canterbury
 Apartments                618     7/16/1999    $  885      96.6%     95.1%      4.7%        7.3%        0.8%     12.0%
Country Village            344     4/30/1998    $  842      94.6%     95.4%      2.4%        8.0%        6.1%      9.6%
Falcon Crest               396     7/16/1999    $  947      93.1%     90.6%      4.3%        8.5%        7.8%      8.9%
Fenland Field              234      8/1/2001   $ 1,070      93.2%     94.1%      3.4%        2.4%       -5.5%      9.3%
Fox Hall Apartments        720     3/29/2007    $  858      94.7%       n/a       n/a         n/a         n/a       n/a
Gateway Village            132     7/16/1999   $ 1,219      97.7%     94.0%      3.3%        6.6%       -2.5%     11.8%
Heritage Woods             164     10/4/2006    $  928      98.4%       n/a       n/a         n/a         n/a       n/a
Mill Towne Village
 Apts                      384     5/31/2001    $  825      94.9%     96.2%      2.8%        7.4%        5.0%      9.1%
Morningside Heights      1,050     4/30/1998    $  845      94.7%     95.0%      3.1%        6.1%        2.3%      8.8%
Owings Run                 504     7/16/1999   $ 1,123      96.2%     94.7%      7.7%       10.1%       14.1%      8.3%
Ridgeview at
 Wakefield Valley          204     1/13/2005   $ 1,043      97.2%     95.0%      5.7%        8.0%       13.2%      4.8%
Selford Townhomes          102     7/16/1999   $ 1,239      97.5%     90.2%      2.9%        9.5%       -1.9%     15.2%
Shakespeare Park            84     7/16/1999    $  840      98.0%     99.4%      3.5%        1.9%        3.1%      1.1%
The Coves at
 Chesapeake                469    11/20/2006   $ 1,139      88.0%       n/a       n/a         n/a         n/a       n/a
Timbercroft
 Townhomes                 284     7/16/1999    $  804      99.1%     99.6%      2.6%        3.1%       -0.2%      5.0%
Top Field                  156     10/4/2006   $ 1,052      96.7%       n/a       n/a         n/a         n/a       n/a
Village Square
 Townhomes                 370     7/16/1999   $ 1,104      96.7%     96.3%      3.4%        5.5%       -6.0%     11.1%
Woodholme Manor            177     3/31/2001    $  806      94.2%     94.4%      4.9%        3.1%       -3.1%      8.2%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Baltimore
 Region                  7,352                  $  970      94.5%     94.7%      4.6%        7.8%        1.4%     12.3%    17.1%

Boston Region
Gardencrest                696     6/28/2002   $ 1,403      94.2%     96.6%      3.4%        1.1%       -6.0%      8.2%
Highland House             172     5/31/2006   $ 1,110      93.7%       n/a       n/a         n/a         n/a       n/a
Liberty Place              107      6/6/2006   $ 1,386      96.3%       n/a       n/a         n/a         n/a       n/a
Stone Ends                 280     2/12/2003   $ 1,232      94.8%     97.3%      3.2%       -0.2%       -3.8%      2.3%
The Heights at
 Marlborough               348      9/7/2006   $ 1,184      94.3%       n/a       n/a         n/a         n/a       n/a
The Meadows at
 Marlborough               264      9/7/2006   $ 1,157      93.1%       n/a       n/a         n/a         n/a       n/a
The Townhomes of
 Beverly                   204     2/15/2007   $ 1,461      93.0%       n/a       n/a         n/a         n/a       n/a
The Village at
 Marshfield                276     3/17/2004   $ 1,136      93.4%     95.7%      2.0%       -0.8%       -1.2%     -0.5%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Boston Region      2,347                 $ 1,256      93.9%     96.6%      3.1%        0.4%       -4.8%      5.0%     6.3%

Florida Region
The Hamptons               668      7/7/2004   $ 1,027      95.5%     97.1%      9.5%        9.9%       -4.5%     26.1%
Vinings at Hampton
 Village                   168      7/7/2004   $ 1,116      96.0%     97.2%     10.2%       10.7%        8.3%     13.2%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
 Total Florida Region      836                 $ 1,045      95.6%     97.1%      9.6%       10.0%       -1.9%     23.2%     2.0%

Hudson Valley
Region
Carriage Hill              140     7/17/1996   $ 1,203      93.5%     91.1%      1.1%        2.4%       -5.8%     15.3%
Cornwall Park               75     7/17/1996   $ 1,569      93.0%     88.6%     -1.5%        6.0%       -8.4%     26.7%
Lakeshore Villas           152     7/17/1996   $ 1,029      97.6%     93.0%     -3.2%        0.6%      -12.0%     21.2%
Patricia                   100      7/7/1998   $ 1,389      97.9%     90.7%      2.2%       10.7%      -11.9%     58.1%
Sherwood
 Consolidation             224    10/11/2002   $ 1,212      96.0%     95.2%      4.4%        4.4%       -1.8%     15.2%
Sunset Gardens             217     7/17/1996    $  897      98.9%     96.9%     -2.4%        2.4%       -9.9%     19.0%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Hudson Valley
Region                     908                 $ 1,154      96.3%     93.2%      0.4%        4.0%       -7.5%     22.8%     2.0%

Illinois Region
Blackhawk                  371    10/20/2000    $  852      95.3%     93.7%      2.3%        7.7%       -3.2%     24.6%
Courtyards Village         224     8/29/2001    $  780      97.7%     95.8%      2.1%       16.7%       -9.5%     59.9%
Cypress Place              192    12/27/2000    $  907      98.4%     96.0%      1.6%        5.0%        6.3%      3.4%
The Colony                 783      9/1/1999    $  831      97.1%     97.5%      3.7%        4.0%        4.9%      3.0%
The New Colonies           672     6/23/1998    $  698      98.4%     92.8%      0.1%       11.3%       -6.0%     30.7%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Illinois Region    2,242                  $  796      97.3%     95.3%      2.1%        7.9%       -0.9%     18.4%     4.1%

Long Island, NY
Region
Bayview / Colonial         160     11/1/2000   $ 1,195      92.8%     94.5%      2.0%        1.1%       -6.2%      9.5%
Cambridge Village           82      3/1/2002   $ 1,583      94.5%     93.8%      4.6%        5.0%       -6.7%     17.8%
Coventry Village            94     7/31/1998   $ 1,373      95.4%     95.5%      1.3%       -0.1%        4.9%     -6.3%
Devonshire Hills           297     7/16/2001   $ 1,717      95.5%     95.5%      1.4%       -0.6%       -2.9%      0.7%
East Winds                  96     11/1/2000   $ 1,170      91.3%     96.3%      3.2%       -2.6%        5.5%     -9.5%
Hawthorne Court            434      4/4/2002   $ 1,359      93.6%     93.0%     -0.1%        1.3%        0.9%      1.8%
Heritage Square             80      4/4/2002   $ 1,563      96.2%     98.8%      4.6%        1.5%       13.5%     -8.2%
Holiday Square             144     5/31/2002   $ 1,123      97.4%     95.1%      4.7%        6.3%       -1.3%     12.4%
Lake Grove
 Apartments                368      2/3/1997   $ 1,379      95.5%     94.2%     -0.2%        2.6%        3.5%      1.9%
Maple Tree                  84     11/1/2000   $ 1,162      94.5%     96.5%      0.9%       -2.3%       13.2%    -16.6%
Mid- Island Estates        232      7/1/1997   $ 1,283      94.3%     91.5%      3.2%        4.9%        6.0%      3.7%
Rider Terrace               24     11/1/2000   $ 1,240      96.8%     98.1%      0.9%       -7.0%        6.0%    -17.7%
Sayville Commons           342     7/15/2005   $ 1,447      96.6%     98.2%      5.9%        4.5%        6.6%      3.2%
South Bay Manor             61     9/11/2000   $ 1,548      94.1%     89.3%      1.3%        6.2%        7.9%      4.6%
Southern Meadows           452     6/29/2001   $ 1,344      93.3%     96.1%     -0.1%       -2.7%        8.4%    -11.3%
Stratford Greens           359      3/1/2002   $ 1,390      95.4%     95.0%     -1.3%        0.3%        6.0%     -4.2%
Terry Apartments            65     11/1/2000   $ 1,171      90.5%     98.2%      3.2%       -3.0%       13.3%    -18.5%
Westwood Village
 Apts                      242      3/1/2002   $ 2,183      96.2%     95.6%      2.4%        5.4%        0.0%      9.8%
Woodmont Village
 Apts                       96      3/1/2002   $ 1,296      94.0%     95.3%      2.2%        3.1%        0.2%      5.3%
Yorkshire Village
 Apts                       40      3/1/2002   $ 1,593      99.0%     99.5%      2.7%        3.3%        0.1%      7.1%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Long Island
Region                   3,752                 $ 1,431      94.9%     95.1%      1.6%        1.6%        3.3%      0.3%    12.5%

Maine Region
Liberty Commons            120     8/30/2006   $ 1,119      97.8%       n/a       n/a         n/a         n/a       n/a
Mill Co. Gardens            95      7/7/1998    $  768      94.6%     92.4%      2.8%        4.5%        2.6%      6.4%
Redbank Village            500      7/7/1998    $  816      93.7%     94.5%      2.9%        2.9%       17.1%     -6.4%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Maine Region         715                  $  860      94.7%     94.1%      2.9%        3.2%       14.4%     -4.7%     1.5%

New Jersey Region
Barrington Gardens         148      3/1/2005    $  903      96.1%     96.5%      9.8%       12.5%       28.7%     -1.0%
Chatham Hill
 Apartments                308     1/30/2004   $ 1,609      93.1%     97.0%      3.6%        4.7%        2.1%      6.2%
East Hill Gardens           33      7/7/1998   $ 1,486      96.1%    100.0%      5.2%        3.6%       21.9%     -8.2%
Hackensack Gardens         198      3/1/2005    $  914      97.9%     98.6%      8.6%        9.8%       -5.3%     39.8%
Jacob Ford Village         270     2/15/2007   $ 1,050      90.1%       n/a       n/a         n/a         n/a       n/a
Lakeview                   106      7/7/1998   $ 1,286      96.2%     98.9%      5.2%        2.8%       -6.3%     14.4%
Northwood
 Apartments                134     1/30/2004   $ 1,233      93.7%     96.5%      5.0%        0.7%        7.9%     -8.0%
Oak Manor                   77      7/7/1998   $ 1,727      97.9%     97.9%      1.6%       11.3%       -8.6%     30.6%
Pleasant View            1,142      7/7/1998   $ 1,099      95.1%     95.9%      6.5%        6.8%       -6.1%     20.9%
Pleasure Bay               270      7/7/1998   $ 1,065      93.8%     92.9%      2.5%       12.1%       -5.8%     37.4%
Regency Club               372     9/24/2004   $ 1,114      94.7%     92.5%      2.0%        6.7%        6.0%      7.3%
Royal Gardens
 Apartments                550     5/28/1997   $ 1,171      91.3%     96.0%      7.0%        2.6%       -7.2%     14.5%
Wayne Village              275      7/7/1998   $ 1,312      95.9%     97.4%      4.5%        3.2%        1.4%      4.8%
Windsor Realty              67      7/7/1998   $ 1,140      97.0%     96.2%      1.1%       12.9%       -6.0%     40.1%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total New Jersey
Region                   3,950                 $ 1,177      94.5%     96.0%      5.2%        6.1%       -2.1%     14.7%    10.1%

Philadelphia Region
Beechwood Gardens          160      7/7/1998    $  839      97.7%     94.0%      1.6%       15.3%      -14.2%     70.6%
Castle Club                158     3/15/2000    $  928      94.9%     96.9%      1.0%        5.4%       -9.0%     24.3%
Chesterfield               247     9/23/1997    $  912      93.3%     96.8%      2.7%        8.6%       -0.9%     20.0%
Curren Terrace             318     9/23/1997    $  905      94.0%     94.2%      0.1%        7.8%        1.3%     15.8%
Executive House            100     9/23/1997    $  919      95.8%     92.8%     -3.2%        7.0%       -2.7%     21.2%
Glen Brook                 174     7/28/1999    $  807      93.9%     94.0%      0.7%        9.7%       -0.9%     34.5%
Glen Manor                 174     9/23/1997    $  773      98.1%     92.3%      2.3%       14.1%       -2.5%     39.6%
Golf Club                  399     3/15/2000   $ 1,007      93.7%     92.9%      0.2%       10.6%        0.7%     19.9%
Hill Brook Place           274     7/28/1999    $  875      95.8%     95.3%      1.4%       10.4%        2.5%     21.0%
Home Properties of
 Bryn Mawr                 316     3/15/2000   $ 1,040      93.3%     92.6%      0.2%        5.7%       -0.4%     11.4%
Home Properties of
 Devon                     631     3/15/2000   $ 1,080      96.5%     92.7%      0.7%        9.1%       -5.3%     24.0%
Home Properties of
 Newark                    432     7/16/1999    $  850      94.9%     95.0%     -0.3%        6.0%       11.1%      1.9%
New Orleans Park           442     7/28/1999    $  837      94.9%     94.8%      4.1%       13.4%       -3.4%     40.8%
Racquet Club               466      7/7/1998   $ 1,015      94.4%     93.9%     -0.1%        8.7%       -4.1%     21.1%
Racquet Club South         103     5/27/1999    $  871      94.4%     95.2%     -0.3%        7.0%       -4.5%     23.2%
Ridley Brook               244     7/28/1999    $  879      96.2%     97.2%      2.3%        8.8%       -1.3%     22.1%
Sherry Lake                298     7/23/1998   $ 1,154      93.3%     93.8%      0.4%        6.7%        4.8%      8.1%
The Brooke at
 Peachtree Village         146     8/15/2005   $ 1,037      99.2%     97.0%      4.5%        4.9%        2.3%      6.5%
The Landings               384    11/25/1996    $  948      96.3%     92.9%     -1.2%       11.6%      -13.6%     43.1%
Trexler Park               249     3/15/2000   $ 1,030      88.3%     85.8%     -2.3%        1.2%       -5.5%      9.9%
                                       Under
Trexler Park West           96  Construction   $ 1,227      79.8%       n/a       n/a         n/a         n/a       n/a
Valley View                177     9/23/1997    $  830      86.1%     92.6%      0.7%        5.9%        2.3%     11.8%
Village Square             128     9/23/1997    $  924      97.2%     91.4%      2.9%       10.5%       -1.5%     23.0%
William Henry              363     3/15/2000   $ 1,059      94.6%     92.5%     -3.5%        8.4%        8.9%      8.0%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Philadelphia
Region                   6,479                  $  958      94.3%     93.6%      0.4%        8.6%       -1.6%     19.9%    15.3%

Washington DC
Region
Braddock Lee               255     3/16/1998   $ 1,206      96.0%     96.6%      0.7%        7.9%       -0.2%     13.9%
Brittany Place             591     8/22/2002   $ 1,086      90.1%     95.2%      2.9%       -2.2%       -5.7%      1.8%
Cider Mill                 864     9/27/2002   $ 1,060      91.9%     95.2%      1.8%        4.3%       -6.9%     13.8%
Cinnamon Run               511    12/28/2005   $ 1,125      96.1%     93.7%      2.6%        5.3%      -13.0%     13.8%
East Meadow                150      8/1/2000   $ 1,297      97.3%     96.0%      6.2%       16.5%       -3.3%     31.7%
Elmwood Terrace            504     6/30/2000    $  865      92.1%     91.1%      3.6%        4.1%        6.5%      1.7%
Falkland Chase             450     9/10/2003   $ 1,263      94.8%     95.3%      5.8%        4.9%        2.6%      6.1%
Mount Vernon
 Square                  1,387    12/27/2006   $ 1,108      93.9%       n/a       n/a         n/a         n/a       n/a
Orleans Village            851    11/16/2000   $ 1,274      90.7%     96.0%      3.9%        3.2%        3.5%      3.0%
Park Shirlington           294     3/16/1998   $ 1,193      94.7%     96.4%      1.8%        5.8%       -0.1%     10.5%
Peppertree Farm            881    12/28/2005   $ 1,101      89.8%     88.1%      1.1%       11.1%      -14.8%     34.5%
Seminary Hill              296      7/1/1999   $ 1,190      90.6%     94.0%      1.3%        4.8%      -10.7%     25.5%
Seminary Towers            539      7/1/1999   $ 1,233      94.0%     93.3%      2.1%       10.3%        3.2%     16.5%
Tamarron
 Apartments                132     7/16/1999   $ 1,378      94.5%     94.7%      6.9%        7.3%       10.4%      5.6%
The Apts at
 Wellington Trace          240      3/2/2004   $ 1,240      92.5%     98.4%      6.1%       -2.2%       11.0%     -7.4%
The Manor - MD             435     8/31/2001   $ 1,113      93.6%     93.3%     -0.5%        3.7%        3.2%      4.1%
The Manor - VA             198     2/19/1999    $  979      91.5%     96.2%     -0.4%        0.8%       -6.1%      7.3%
The Sycamores              185    12/16/2002   $ 1,331      96.3%     96.7%      7.0%        7.7%        3.5%      9.8%
Virginia Village           344     5/31/2001   $ 1,214      94.5%     95.7%      1.4%        8.3%        2.3%     14.4%
West Springfield           244    11/18/2002   $ 1,360      96.4%     95.3%      4.7%        4.9%        3.5%      5.6%
Woodleaf
 Apartments                228     3/19/2004   $ 1,083      93.2%     94.4%      7.2%        7.4%       11.3%      5.3%
                        ------                 -------      ----      ----       ---         ---         ---      ----    ------
Total Washington
DC Region                9,579                 $ 1,148      93.0%     94.3%      2.9%        5.4%       -1.9%     11.1%    29.1%

TOTAL OWNED
PORTFOLIO               38,160                 $ 1,092      94.3%       n/a       n/a         n/a         n/a       n/a   100.0%
TOTAL CORE
PORTFOLIO               33,683                 $ 1,088      94.4%     94.7%      2.8%        5.8%       -0.8%     11.7%

Physical Occupancy Comparison By Region - Core Properties
---------------------------------------------------------

Sequential Comparison
First Quarter 2007 vs. Fourth Quarter 2006
----------------------------------------------------- ----------- ----------- -----------
Region                                       % Units      1Q '07      4Q '06    Variance
------                                       -------      ------      ------    --------

New Jersey, Long Island, Hudson Valley         24.8%       94.9%       94.9%        0.0%
Washington                                     24.3%       93.0%       93.5%       -0.5%
Philadelphia                                   19.0%       94.3%       94.5%       -0.2%
Baltimore                                      17.3%       94.5%       93.8%        0.7%
Chicago                                         6.7%       97.3%       96.1%        1.2%
Boston                                          3.7%       93.9%       95.0%       -1.1%
Florida                                         2.5%       95.6%       94.3%        1.3%
Other                                           1.7%       94.7%       93.1%        1.6%
                                              -----        ----        ----         ---
Total Core                                    100.0%       94.4%       94.3%        0.1%
                                              =====        ====        ====         ===
----------------------------------------------------- ----------- ----------- -----------

Year over Year Comparison
First Quarter 2007 vs. First Quarter 2006
----------------------------------------------------- ----------- ----------- -----------
Region                                       % Units      1Q '07      1Q '06    Variance
------                                       -------      ------      ------    --------
New Jersey, Long Island, Hudson Valley         24.8%       94.9%       95.3%       -0.4%
Washington                                     24.3%       93.0%       94.3%       -1.3%
Philadelphia                                   19.0%       94.3%       93.6%        0.7%
Baltimore                                      17.3%       94.5%       94.7%       -0.2%
Chicago                                         6.7%       97.3%       95.3%        2.0%
Boston                                          3.7%       93.9%       96.6%       -2.7%
Florida                                         2.5%       95.6%       97.1%       -1.5%
Other                                           1.7%       94.7%       94.1%        0.6%
                                              -----        ----        ----         ---
Total Core                                    100.0%       94.4%       94.7%       -0.3%
                                              =====        ====        ====         ===
----------------------------------------------------- ----------- ----------- -----------

March vs. Quarter Comparison
----------------------------------------------------- ----------- ----------- -----------
Region                                       % Units     Mar '07      1Q '07    Variance
------                                       -------     -------      ------    --------
New Jersey, Long Island, Hudson Valley         24.8%       95.0%       94.9%        0.1%
Washington                                     24.3%       93.4%       93.0%        0.4%
Philadelphia                                   19.0%       95.1%       94.3%        0.8%
Baltimore                                      17.3%       95.4%       94.5%        0.9%
Chicago                                         6.7%       97.7%       97.3%        0.4%
Boston                                          3.7%       94.4%       93.9%        0.5%
Florida                                         2.5%       97.3%       95.6%        1.7%
Other                                           1.7%       94.5%       94.7%       -0.2%
                                              -----        ----        ----         ---
Total Core                                    100.0%       94.8%       94.4%        0.4%
                                              =====        ====        ====         ===
----------------------------------------------------- ----------- ----------- -----------

Net Operating Results - Core Properties

Sequential Results
First Quarter 2007 vs. Fourth Quarter 2006
-----------------------------------------------------------------------------------
Region                                     % Units     Revenues   Expenses      NOI
------                                     -------     --------   --------      ---
New Jersey, Long Island, Hudson Valley       24.8%         1.8%       8.9%    -3.2%
Washington                                   24.3%         2.3%       0.9%     3.1%
Philadelphia                                 19.0%         3.9%      11.2%    -1.3%
Baltimore                                    17.3%         3.0%      11.5%    -1.1%
Chicago                                       6.7%         4.6%      -0.6%     9.6%
Boston                                        3.7%        -0.4%      10.4%    -6.9%
Florida                                       2.5%         2.1%      12.5%    -4.7%
Other                                         1.7%         2.5%       8.8%    -1.5%
                                            -----          ---        ---      ---
Total Core                                  100.0%         2.5%       7.2%    -0.5%
                                            =====          ===        ===      ===
-----------------------------------------------------------------------------------

Year Over Year Results
First Quarter 2007 vs. First Quarter 2006
-----------------------------------------------------------------------------------
Region                                     % Units     Revenues   Expenses      NOI
------                                     -------     --------   --------      ---
New Jersey, Long Island, Hudson Valley       24.8%         3.7%      -0.3%     7.4%
Washington                                   24.3%         5.4%      -1.9%    11.1%
Philadelphia                                 19.0%         8.6%      -1.6%    19.9%
Baltimore                                    17.3%         7.8%       1.4%    12.3%
Chicago                                       6.7%         7.9%      -0.9%    18.4%
Boston                                        3.7%         0.4%      -4.8%     5.0%
Florida                                       2.5%        10.0%      -1.9%    23.2%
Other                                         1.7%         3.2%      14.4%    -4.7%
                                            -----          ---        ---      ---
Total Core                                  100.0%         5.8%      -0.8%    11.7%
                                            =====          ===        ===     ====
-----------------------------------------------------------------------------------

Resident Statistics
-------------------

Top Six Reasons for Moveouts - Owned Communities
--------------------------------------------------

                            1Q '07    4Q '06    3Q '06    2Q '06    1Q '06   Year '06   Year '05   Year '04
                            ------    ------    ------    ------    ------   --------   --------   --------

Home purchase               16.70%    18.60%    19.10%    18.70%    17.60%     18.50%     19.40%     19.50%

Eviction/skip               16.70%    17.00%    12.60%    12.30%    14.70%     14.20%     13.10%     12.30%

Employment related          15.20%    14.60%    15.70%    15.70%    16.40%     15.60%     15.60%     15.50%

Location convenience/
apartment size              13.80%    12.70%    13.60%    11.70%    11.50%     12.40%     12.80%     12.30%

Rent Level                   8.60%     8.40%     7.20%     8.70%     9.10%      8.40%      9.20%      9.60%

Transfer w/in HP             8.50%     8.10%     7.80%     8.20%     8.80%      8.20%      9.10%      9.50%

Traffic - Core                                  Turnover - Core
--------------------------------------------    ---------------
                                      Signed
                            Traffic   Leases
                            1Q '07    1Q '07
                               vs.       vs.
                            1Q '06    1Q '06    1Q '07    1Q '06
                            ------    ------    ------    ------
Region
------
Baltimore                       7%        8%        8%        8%
Boston                         15%       27%       10%        6%
Chicago                        -8%       -7%        9%       10%
Florida                         9%       46%       12%       11%
Hudson Valley                   2%      -17%        7%       10%
Long Island                     6%        9%        8%        9%
Maine                          11%       -6%       11%       11%
New Jersey                     10%       27%        9%        7%
Philadelphia                   -2%       -2%        9%        9%
Washington                      5%       12%        9%        9%
                               --        --        --        --
Total Core                      4%        7%        9%        9%

Bad Debt as % of Rent - Core
----------------------------
                            1Q '07    1Q '06
                             0.87%     0.64%

Net Operating Income Detail - Core Properties
 ($ in thousands, except per unit data)

                               1Q '07        1Q '06%
                               Actual        Actual     Variance     Variance
                               ------        ------     --------     --------

Rent                         $102,958      $100,690      $ 2,268         2.3%
Utility recovery                5,534         1,821        3,713       203.9%
                             --------      --------      -------         ---
Rent including recoveries     108,492       102,511        5,981         5.8%
Other income                    4,455         4,240          215         5.1%
                             --------      --------      -------         ---
Total income                  112,947       106,751        6,196         5.8%
Operating & maintenance       (49,965)      (50,386)         421         0.8%
                             --------      --------      -------         ---
Net Core NOI                 $ 62,982       $56,365      $ 6,617        11.7%
                             ========      ========      =======         ===
Occupancy %                     94.4%         94.7%        -0.3%
                                                  .
Weighted Avg Rent             $ 1,088       $ 1,059        $  30         2.8%

Operating Expense Detail - Core Properties
 ($ in thousands)
                                     1Q '07      1Q '06%
                                     Actual      Actual     Variance    Variance
                                     ------      ------     --------    --------

Electricity                         $ 1,780     $ 1,754      $  (26)       -1.5%
Gas                                   9,555       9,903          348        3.5%
Water & sewer                         3,120       2,884        (236)       -8.2%
Repairs & maintenance                 4,986       5,494          508        9.2%
Personnel expense                    10,333       9,400        (933)       -9.9%
Site level incentive compensation       519         569           50        8.8%
Advertising                           1,078       1,091           13        1.2%
Legal & professional                    391         456           65       14.3%
Office & telephone                    1,489       1,507           18        1.2%
Property insurance                    1,735       2,086          351       16.8%
Real estate taxes                    10,413      10,481           68        0.6%
Snow                                    585         466        (119)      -25.5%
Trash                                   674         675            1        0.1%
Property management G & A             3,307       3,620          313        8.6%
                                   --------    --------       ------        ---
Total Core                         $ 49,965    $ 50,386       $  421        0.8%
                                   ========    ========       ======        ===

Discontinued Operations
 ($ in thousands)

The operating  results of discontinued  operations are summarized as follows for the quarters ended March 31, 2007 and 2006:

                                                2007              2006
                                                ----              ----
Revenues:
   Rental income                                $ 39          $ 19,972
   Property other income                          41             1,894
                                                ----           -------
      Total revenues                              80            21,866
                                                ----           -------
   Operating and maintenance                     (23)           12,553
   Interest expense                                -             2,577
   Depreciation and amortization                   -             2,380
                                                ----           -------
      Total expenses                             (23)           17,510
                                                ----           -------
Income from discontinued operations
    before minority interest                     103             4,356
Minority interest in operating partnership       (30)           (1,515)
                                                ----           -------
Income from discontinued operations             $ 73           $ 2,841
                                                ====           =======

Summary Of Recent Acquisitions
($ in millions, except per unit data)
                                                                                      (1)                Wgtd. Avg.
                                                              Purchase    # of        CAP   Purchase      Price Per
Community                     Market         State                Date   Units       Rate      Price           Unit
----------------------------- -------------- ---------------------------------- -----------------------------------
2007 Acquisitions
The Townhomes of Beverly      Boston         MA              2/15/2007     204       5.8%      $36.4       $178,598
Jacob Ford Village            New Jersey     NJ              2/15/2007     270       5.5%      $26.7        $98,811
Fox Hall Apartments           Baltimore      MD              3/28/2007     720       5.7%      $62.2        $86,436
                                                                      --------- -----------------------------------
                                                             Total YTD   1,194       5.7%     $125.3       $104,981
                                                                      ========= ===================================

                                                                                      (1)                Wgtd. Avg.
                                                              Purchase    # of        CAP   Purchase      Price Per
Community                     Market         State                Date   Units       Rate      Price           Unit
----------------------------- -------------- ---------------------------------- -----------------------------------
2006 Acquisitions
Highland House                Boston         MA              5/31/2006     172       6.3%      $17.9       $104,006
Liberty Place                 Boston         MA               6/6/2006     107       6.6%      $14.9       $139,178
The Heights at Marlborough    Boston         MA               9/7/2006     348       6.0%      $48.9       $140,557
The Meadows at Marlborough    Boston         MA               9/7/2006     264       6.4%      $34.2       $129,402
Heritage Woods                Baltimore      MD              10/4/2006     164       7.2%      $14.0        $85,622
Topfield Apartments           Baltimore      MD              10/4/2006     156       6.7%      $18.4       $117,891
The Coves at Chesapeake       Baltimore      MD             11/20/2006     469       5.7%      $67.0       $142,949
Mount Vernon Square           NoVA/DC        VA             12/27/2006   1,387       7.4%     $144.8       $104,375
                                                                      --------- -----------------------------------
                                                             Total YTD   3,067       6.7%     $360.1       $117,411
                                                                      ========= ===================================
-------------------------------------------------------------------------------------------------------------------
                                      Total 2007 and 2006 Acquisitions   4,261       6.4%     $485.4       $113,928
-------------------------------------------------------------------------------------------------------------------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Summary Of Recent Sales
($ in millions, except per unit data)
                                                                                             (1)                Wgtd. Avg.
                                                                       Sale       # of       CAP        Sales    Price Per
Community                            Market             State          Date      Units      Rate        Price         Unit
--------------------------------------------------------------------------------------------------------------------------
2007 Sales
No sales have taken place during the first quarter of 2007

                                                                                             (1)                Wgtd. Avg.
                                                                       Sale       # of       CAP        Sales    Price Per
Community                            Market             State          Date      Units      Rate        Price         Unit
--------------------------------------------------------------------------------------------------------------------------
2006 Sales
Fairmount & Kensington               New Jersey         NJ         4/5/2006         92      4.0%         $9.2      $99,478
Detroit Portfolio (19 properties)    Detroit            MI        6/29/2006      5,046      8.3%       $228.8      $45,334
Upstate Portfolio (18 properties)    Upstate NY         NY        12/6/2006      4,567      7.2%       $257.4      $56,364
                                                                             ---------- --------- ------------------------
                                                                  Total YTD      9,705      7.6%       $495.3      $51,038
                                                                             ========== ========= ========================
--------------------------------------------------------------------------------------------------------------------------
                                                  Total 2007 and 2006 Sales      9,705      7.6%       $495.3      $51,038
--------------------------------------------------------------------------------------------------------------------------

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Breakdown Of Owned Units By Market

                                              Net                                      Net
                                        Acquired/                                Acquired/
                                        Developed        As of    12/31/2006     Developed        As of      Current
Market                       State        in 2006   12/31/2006    % of Units       in 2007    3/31/2007   % of Units
--------------------------------------------------------------------------------------------------------------------
Suburban Washington          DC             1,387        9,579        25.92%             0        9,579       25.10%
Suburban New York City       NY/NJ            -92        8,340        22.57%           270        8,610       22.56%
Baltimore                    MD               790        6,632        17.95%           720        7,352       19.27%
Philadelphia                 PA                87        6,035        16.33%            12        6,047       15.85%
Chicago                      IL                 0        2,242         6.07%             0        2,242        5.88%
Boston                       MA               891        2,143         5.80%           204        2,347        6.15%
Florida                      FL                 0          836         2.26%             0          836        2.19%
Portland                     ME                72          715         1.93%             0          715        1.87%
Dover                        DE                 0          432         1.17%             0          432        1.13%
Detroit                      MI            -5,046            0         0.00%             0            0        0.00%
Upstate New York             NY            -4,567            0         0.00%             0            0        0.00%
                                      -------------------------------------------------------------------------------
Total                                      -6,478       36,954        100.0%         1,206       38,160       100.0%

Debt Summary Schedule
---------------------
FIXED
                                                                                                          MATURITY  YEARS TO
PROPERTY                                           LENDER                    RATE (%)         BALANCE         DATE  MATURITY
--------                                           ------                    --------         -------         ----  --------
Seminary Towers - 1st                              Wachovia Bank                8.220    $  1,527,328     06/25/07      0.24
Seminary Towers - 2nd                              Wachovia Bank                8.400         478,787     06/25/07      0.24
Seminary Towers - 3rd                              Wachovia Bank                5.350      15,469,821     06/25/07      0.24
Seminary Towers - 4th                              Wachovia Bank                5.390      10,000,000     06/25/07      0.24
Southern Meadows                             (1)   KeyBank RE Cap               7.250      18,583,561     07/11/07      0.28
Courtyards Village                           (1)   Berkshire Mtg-Freddie        6.670       4,674,655     08/01/07      0.34
Royal Gardens Apts. - 1st                          M&T Realty - Freddie Mac     4.900      30,200,754     11/01/07      0.59
Royal Gardens Apts. - 2nd                          M&T Realty - Freddie Mac     4.550       1,420,155     11/01/07      0.59
Fenland Field                                      Prudential-Fannie Mae        5.050      11,818,621     12/01/07      0.67
Home Properties of Newark                          Prudential-Fannie Mae        4.840      16,182,437     12/01/07      0.67
Village Square 1, 2 & 3                            Prudential-Fannie Mae        5.050      20,602,164     12/01/07      0.67
Cypress Place                                      Reilly - Fannie Mae          7.130       5,960,028     01/01/08      0.76
The Landings - 2nd                                 CharterMac-Fannie Mae        6.740       3,546,445     01/01/08      0.76
The Landings -1st                                  CharterMac-Fannie Mae        6.930       8,880,503     01/01/08      0.76
Virginia Village                                   Wachovia - Svcr              6.910       8,724,024     01/01/08      0.76
Cambridge Village - 1st                      (1)   North Fork Bank              5.960       2,500,333     03/01/08      0.92
Cambridge Village - 2nd                            North Fork Bank              5.250         538,497     03/01/08      0.92
Yorkshire Village                            (1)   North Fork Bank              5.810       1,430,784     03/01/08      0.92
Racquet Club South                                 NorthMarq - Freddie          6.980       2,772,937     07/01/08      1.25
Westwood Village - 1st                       (1)   M and T Bank                 5.940      15,063,377     10/31/08      1.59
Stone Ends                                         Prudential-Fannie Mae        4.530      22,703,113     11/01/08      1.59
Westwood Village - 2nd                       (1)   M and T Bank                 5.940         848,190     11/01/08      1.59
Westwood Village - 3rd                             M and T Bank                 5.550      17,387,866     11/01/08      1.59
Golf Club Apartments                               ARCS - Fannie                6.585      15,284,290     12/01/08      1.67
Devonshire - 2nd                                   Wachovia - Fannie Mae        6.720       4,614,126     01/01/09      1.76
Heritage Square                                    CharterMac-Fannie            5.150       6,259,247     07/01/09      2.25
Blackhawk                                          M&T Realty - Freddie Mac     5.060      13,204,853     12/01/09      2.67
William Henry                                      NorthMarq - Freddie          5.310      22,446,368     12/01/09      2.67
Braddock Lee                                       Prudential-Fannie Mae        4.575      21,138,462     01/01/10      2.76
Elmwood Terrace                                    CharterMac-Fannie Mae        5.300      20,955,860     01/01/10      2.76
Glen Manor                                         Prudential-Fannie Mae        5.065       5,768,797     01/01/10      2.76
Hill Brook Apts                                    M&T Realty - Freddie Mac     5.210      11,133,914     01/01/10      2.76
Lakeview                                           Prudential-Fannie Mae        4.575       8,601,034     01/01/10      2.76
Pleasure Bay                                       Prudential-Fannie Mae        4.575      14,952,700     01/01/10      2.76
Ridley Brook                                       Prudential-Fannie Mae        4.865       9,615,069     01/01/10      2.76
Sherry Lake                                        GMAC - Freddie Mac           5.180      19,360,781     01/01/10      2.76
Windsor Realty                                     Prudential-Fannie Mae        4.575       4,629,916     01/01/10      2.76
Bayview/Colonial                                   M&T Realty - Freddie Mac     4.950      11,439,768     03/01/10      2.92
East Winds Apartments                              M&T Realty - Freddie Mac     4.990       6,496,888     03/01/10      2.92
Multi-Property                                     M&T Realty - Freddie Mac     7.575      45,400,000     05/01/10      3.09
Cider Mill - 1st                             (1)   Deutsche Bank - Freddie      4.720      42,703,133     10/01/10      3.51
Cider Mill - 2nd                                   Deutsche Bank - Freddie      5.180      18,038,807     10/01/10      3.51
Home Properties of Devon                           Prudential-Fannie Mae        7.500      28,892,000     10/01/10      3.51
The Heights at Marlborough                   (1)   Deutsche Bank - Freddie      5.420      23,341,951     10/01/10      3.51
Trexler Park                                       Prudential-Fannie Mae        7.500      10,140,000     10/01/10      3.51
Multi-Property                                     Prudential-Fannie Mae        7.250      32,978,000     01/01/11      3.76
Multi-Property                                     Prudential-Fannie Mae        6.360       8,141,000     01/01/11      3.76
Multi-Property                                     Prudential-Fannie Mae        6.160      58,881,000     01/01/11      3.76
Orleans Village - 1st                              Prudential-Fannie Mae        6.815      43,745,000     01/01/11      3.76
Orleans Village - 2nd                              Prudential-Fannie Mae        5.360      22,248,000     01/01/11      3.76
New Orleans/Arbor Crossing                         Prudential-Fannie Mae        4.860      19,089,072     03/01/11      3.92
Racquet Club East - 1st                            Prudential-Fannie Mae        6.875      21,216,543     04/01/11      4.01
Racquet Club East - 2nd                            Prudential-Fannie Mae        5.490      10,350,104     04/01/11      4.01
Timbercroft Townhomes 1 - 1st                      GMAC - HUD                   8.500         455,854     05/01/11      4.09
The Meadows at Marlborough                   (1)   Prudential - Fannie Mae      5.500      21,417,373     08/01/11      4.34
Lake Grove - 1st                                   Prudential-Fannie Mae        6.540      25,814,974     12/01/11      4.67
Lake Grove - 2nd                                   Prudential-Fannie Mae        5.510      11,098,283     12/01/11      4.67
Mount Vernon Square                          (1)   KeyBank RE Cap-Fannie        5.490      89,412,008     01/01/12      4.76
Multi-Property Notes Pay                           Seller Financing             4.000         415,831     02/01/12      4.84
Timbercroft III - 1st                              GMAC - HUD                   8.000         665,156     02/01/12      4.84
Castle Club Apartments                             NorthMarq - Freddie          7.080       6,606,027     05/01/12      5.09
Gateway Village                                    Prudential-Fannie Mae        6.885       6,844,157     05/01/12      5.09
The Colonies                                       Prudential-Fannie Mae        7.110      20,231,047     06/01/12      5.18
Carriage Hill - NY                                 M&T Realty - Freddie Mac     6.850       5,666,856     07/01/12      5.26
Cornwall Park                                      M&T Realty - Freddie Mac     6.830       5,476,848     07/01/12      5.26
Lakeshore Villas                                   M&T Realty - Freddie Mac     6.850       4,897,108     07/01/12      5.26
Patricia Apts                                      M&T Realty - Freddie Mac     6.830       5,193,563     07/01/12      5.26
Sunset Gardens - 1st                               M&T Realty - Freddie Mac     6.830       5,760,134     07/01/12      5.26
Sunset Gardens - 2nd                               M&T Realty - Freddie Mac     5.520       2,769,019     07/01/12      5.26
Woodholme Manor                                    Prudential-Fannie Mae        7.165       3,683,420     07/01/12      5.26
Regency Club - 1st                           (1)   CharterMac-Fannie Mae        4.840      18,272,123     10/01/12      5.51
Regency Club - 2nd                                 CharterMac-Fannie Mae        4.950       7,712,673     10/01/12      5.51
Liberty Place                                (1)   CW Capital- Fannie           5.710       6,432,915     11/01/12      5.59
Hackensack Gardens - 1st                           Wash Mutual-Fannie Mae       5.260       4,711,784     03/01/13      5.92
Hackensack Gardens - 2nd                           Wash Mutual-Fannie Mae       5.440       4,536,956     03/01/13      5.92
Topfield Apartments                                M&T Realty-Fannie Mae        5.300       6,324,877     04/01/13      6.01
Canterbury Apartments                              M&T Realty-Fannie Mae        5.020      28,934,038     05/01/13      6.09
Morningside                                        JPMorganChase                6.990      16,879,502     05/01/13      6.09
Multi-Property                                     Prudential - Fannie Mae      6.475     100,000,000     08/31/13      6.42
Heritage Woods Apts                          (1)   MMA Realty - Fannie          5.290       5,114,068     09/01/13      6.43
Falkland Chase                                     CharterMac-Fannie Mae        5.480      14,061,124     04/01/14      7.01
Wellington Trace                                   M&T Realty - Freddie Mac     5.520      25,508,553     04/01/14      7.01
Hawthorne Court                                    CharterMac-Fannie Mae        5.270      37,046,350     07/01/14      7.26
Curren Terrace                                     M&T Realty - Freddie Mac     5.360      14,476,091     10/01/14      7.51
Stratford Greens                                   North Fork Bank              5.750      32,963,329     07/01/15      8.26
Sayville Commons                                   M&T Realty - Freddie Mac     5.000      42,566,414     08/01/15      8.34
Northwood Apartments                               M&T Realty - Freddie Mac     5.500      10,675,000     12/01/15      8.68
Cinnamon Run                                       M&T Realty - Freddie Mac     5.250      52,300,000     01/01/16      8.76
Peppertree Farm                                    M&T Realty - Freddie Mac     5.250      80,500,000     01/01/16      8.76
The Hamptons/Vinings at Hamptons                   Prudential-Fannie Mae        5.565      54,013,519     02/01/16      8.85
Devonshire - 1st                                   Wachovia - Fannie Mae        5.600      39,485,380     04/01/16      9.01
Mid-Island                                         Prudential-Fannie Mae        5.480      19,913,000     04/01/16      9.01
Owings Run 1 & 2                                   Prudential-Fannie Mae        5.590      43,081,000     04/01/16      9.01
Country Village                                    CharterMac-Fannie Mae        5.520      19,816,899     06/01/16      9.18
Mill Towne Village                                 Prudential-Fannie Mae        5.990      24,239,000     09/01/17     10.43
Chatham Hill                                       M&T Realty - Freddie Mac     5.590      45,000,000     01/01/18     10.76
Bonnie Ridge - 1st                                 Prudential                   6.600      14,716,474     12/15/18     11.72
Bonnie Ridge - 2nd                                 Prudential                   6.160      19,001,055     12/15/18     11.72
Timbercroft III - 2nd                              M & T Realty - HUD           8.375       2,769,588     06/01/19     12.18
Timbercroft Townhomes 1 - 2nd                      M & T Realty - HUD           8.375       1,880,339     06/01/19     12.18
Shakespeare Park                                   Reilly Mortgage - HUD        7.500       2,258,453     01/01/24     16.77
Bari Manor                                   (1)   Wachovia (Servicer)          4.440       2,733,790     10/11/28     21.55
Hudson View Estates                          (1)   Wachovia (Servicer)          4.500       2,120,777     10/11/28     21.55
Sherwood Townhouses                          (1)   Wachovia (Servicer)          4.290         661,887     10/11/28     21.55
Sparta Green                                 (1)   Wachovia (Servicer)          4.440       1,728,400     10/11/28     21.55
Highland House                               (1)   Arbor Comml - Fannie         6.320       6,508,646     01/01/29     21.77
Briggs-Wedgewood                             (2)   Berkshire Mtg - HUD          6.000      16,704,761     11/01/34     27.61
The Village At Marshfield                    (1)   Capstone Realty - HUD        5.950      24,024,936     01/01/42     34.78
WTD AVG - FIXED SECURED                                                         5.774   1,868,462,426                   6.05

VARIABLE SECURED
----------------
Barrington Gardens 30L+165                         Wachovia Bank                6.970       4,125,000     03/15/08      0.96
Falkland Chase BMA Index + 1.10                    MontCtyHOC-Fannie Mae        4.538      24,695,000     10/01/30     23.52
                                                                                       --------------
WTD AVG - VARIABLE SECURED                                                      4.886      28,820,000                  20.29
                                                                                       --------------
WTD AVG - TOTAL SECURED DEBT                                                    5.761   1,897,282,426                   6.27
                                                                                       --------------
FIXED RATE UNSECURED - EXCHANGEABLE SENIOR NOTE
-----------------------------------------------
EXCHANGEABLE SENIOR NOTE                                                        4.125     200,000,000     11/01/26     19.60

VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT                                     M and T Bank et. al.         6.070      92,500,000     09/01/08      1.42
                                                                                       --------------
Adjusts Daily 30 LIBOR + 75

WTD AVG - COMBINED DEBT                                                         5.624  $2,189,782,426                   7.28
                                                                                       ==============
% OF PORTFOLIO - FIXED                                                                          98.6%

WTG AVG - TOTAL SECURED DEBT                                                    5.761                                        6.27
WTD AVG - TOTAL PORTFOLIO                                                       5.624                                        7.28

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

                             UNENCUMBERED PROPERTIES
                             -----------------------
Beechwood Gardens                  160      Ridgeview at Wakefield Valley    204
Brittany Place                     591      Sherwood House                     6
Coventry Village                    94      Terry Apartments                  65
East Hill Gardens                   33      The Brooke at Peachtree          146
Fox Hall Apartments                720      The Colony                       783
Gardencrest                        696      The Coves at Chesapeake          469
Glen Brook                         174      The Sycamores                    185
Holiday Square                     144      The Townhomes of Beverly         204
Jacob Ford Village                 270      Trexler Park West                 96
Liberty Commons                    120      Wayne Village                    275
Maple Tree                          84      Woodleaf Apartments              228
Rider Terrace                       24

Total Free and Clear Properties:    23      Units:                         5,771

                                   FIXED RATE
                             MATURING DEBT SCHEDULE
                             ----------------------
                                MATURING         WTD AVG     Percent of
YEAR                                DEBT            RATE          Total
----                                ----            ----          -----
2007                         149,049,038            5.46          7.01%
2008                         106,234,627            5.95          5.65%
2009                          46,737,109            5.36          2.49%
2010                         303,846,209            5.68         16.20%
2011                         275,939,607            6.24         14.74%
2012                         190,933,660            5.92         10.17%
2013                         166,862,700            6.13          8.91%
2014                          91,551,092            5.39          4.88%
2015                          86,488,458            5.35          4.61%
2016                         309,498,782            5.43         16.54%
2017 - 2042                  168,306,923            5.98          8.80%
                             -----------            ----          ----
TOTAL                      1,868,462,426            5.77        100.00%
                           =============            ====        ======

NAV calculation as of March 31, 2007
($ in thousands, except per share)

The calculation  below is attempting to arrive at a cap rate that  realistically reflects  the value of each  property  on a stand alone  basis.  The cap rate is further adjusted for debt costs as more fully explained in footnote 1 below. The published  NAV does not consider M & A activity,  privatization  premiums or any other issues in the  marketplace  which might reduce the  Company's  overall cap rate, resulting in an increased NAV.

Nominal Cap Rate (after 3% G & A, before capital expenditures) [1]                     5.95%
                                                                                       ----
1st QTR 2007
Rent                                                                                 115,738
Property other income                                                                 10,786
Operating & maintenance exp. (incl property mgt. G&A allocation)                    (55,862)
                                                                                  ----------
Property NOI                                                                          70,662
Adjustment for 1st QTR acquisitions                                                    1,267
                                                                                  ----------
Effective 1st QTR "run rate"                                                          71,929

Annualized (for 1st qtr seasonality)                                  23.9%          300,957
NOI growth for next 12 months @                                        4.0%           12,038
                                                                                  ----------
Adjusted NOI                                                                         312,996

Real estate value using above cap rate                                             5,260,433

Balance sheet
Cash                                                                                   6,191
Construction in progress at book value                                                48,334
Other assets                                                                          78,297
Less:
  Deferred charges                                                                  (13,020)
  Intangible                                                                           (471)
                                                                                  ----------
Gross value                                                                        5,379,764
Less liabilities & perpetual preferred stock                                     (2,267,779)
                                                                                  ----------
Net Asset Value                                                                   $3,111,985
                                                                                  ==========
Per share/unit - fully diluted, outstanding at end of qtr                           $  66.51
                                                                                  ==========
46,787.0 shares (000's)

------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
                                                                                 Initial                  # of days
                                                                             Unleveraged    Quarterly       Missing
Property                    Units          Region       Price         Date        Return          NOI    In Quarter      Adj
--------                    -----          ------       -----         ----        ------          ---    ----------      ---
Townhomes of Beverly          204          Boston     $36,434    2/15/2007          5.8%          528            45        258
Jacob Ford Village            270      New Jersey     $26,680    2/15/2007          5.5%          367            45        179
Fox Hall Apartments           720       Baltimore     $62,234    3/28/2007          5.7%          887            86        829
                                                                                                                        ------
                                                                                                                        $1,267
------------------------------------------------------------------------------------------------------------------------------
Reconciliation to financial statements:                                             Other           O & M
                                                                 Rent              Income         Expense
                                                                 ----              ------         -------
Per financial statement                                       115,738              10,786        (55,862)
Add back properties classified as discontinued operations
  still wholly owned at March 31, 2007                              -                   -               -
                                                              -------              ------        -------
Proper run rate before acquisitions                           115,738              10,786        (55,862)
                                                              =======              ======        =======

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted average result is 5.70%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  25 basis points are added to arrive at above cap rate.

Recurring Capital Expenditure Summary
-------------------------------------

Effective January 1, 2007, the Company has updated its estimate of the amount of recurring,  non-revenue  enhancing  capital  expenditures  incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the proper  amount is $760 per  apartment  unit compared to $525 which had been used since 2001. This new amount better reflects current actual costs and the effects of inflation since the last update.

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/bath  cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non-recurring  upgrades  include,  among other items:  community centers, new windows, and kitchen/bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                          Maintenance
                                                           Capitalized        Expense         Total
                                Capitalized                Expenditure       Cost per      Cost per
                                   Cost per      Useful       Per Unit           Unit          Unit
Category                               Unit     Life(1)    Per Year(2)    Per Year(3)      Per Year
---------------------------------------------------------------------------------------------------
Appliances                          $ 1,368          10          $ 137           $  5        $  142
Blinds/shades                           135           3             45              6            51
Carpets/cleaning                        840           4            210             97           307
Computers, equipment, misc.(4)          120           5             24             29            53
Contract repairs                          -           -              -            102           102
Exterior painting (5)                    84           3             28              1            29
Flooring                                250           7             36              -            36
Furnace/air (HVAC)                      765          24             32             43            75
Hot water heater                        260           7             37              -            37
Interior painting                         -           -              -            138           138
Kitchen/bath cabinets                 1,100          25             44              -            44
Landscaping                               -           -              -            106           106
New roof                                800          24             33              -            33
Parking lot                             540          15             36              -            36
Pool/exercise facility                  105          16              7             23            30
Windows                               1,505          28             54              -            54
Miscellaneous (6)                       555          15             37             40            77
---------------------------------------------------------------------------------------------------
Total                               $ 8,427                      $ 760          $ 590       $ 1,350
---------------------------------------------------------------------------------------------------

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $760 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary
---------------------------

The Company  estimates that during the  three-month  period ended March 31, 2007 approximately  $190 per unit was spent on recurring  capital  expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring,  revenue generating capital improvements as follows:

                                      For the three months ended March 31, 2007
                                      -----------------------------------------
                                       ($ in thousands, except per unit data)

                                                            Non-                           Total
                             Recurring                 Recurring                         Capital
                                Cap Ex  Per Unit(a)       Cap Ex    Per Unit(a)     Improvements   Per Unit(a)
                                ------  -----------       ------    -----------     ------------   -----------
New buildings                      $ -          $ -        $ 410           $ 11           $  410          $ 11
Major building improvements      1,189           31        1,400             38            2,589            69
Roof replacements                  222            6            -              -              222             6
Site improvements                  399           11          641             17            1,040            28
Apartment upgrades               1,216           33        2,492             67            3,708           100
Appliances                         882           24            -              -              882            24
Carpeting/flooring               2,284           62            4              -            2,288            62
HVAC/mechanicals                   640           17        1,359             37            1,999            54
Miscellaneous                      223            6          707             19              930            25
                               -------        -----      -------          -----         --------         -----
Totals                         $ 7,055        $ 190      $ 7,013          $ 189         $ 14,068         $ 379
                               =======        =====      =======          =====         ========         =====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  33,683 core units,  2006  acquisition  units of 3,067,  and 2007 acquisition  units of 380 for the three  months  ended  March 31,  2007 and
     33,683 core units for the three months ended March 31, 2006.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                                     For the three months ended March 31, 2007
                                     -----------------------------------------
                                       ($ in thousands, except per unit data)

                                                                Non-                      Total
                                   Recurring               Recurring                    Capital
                                      Cap Ex   Per Unit       Cap Ex     Per Unit  Improvements    Per Unit
                                      ------   --------       ------     --------  ------------    --------
Core Communities                     $ 6,439      $ 191      $ 6,399        $ 190      $ 12,838       $ 381
2007 Acquisition Communities              33         87            -            -            33          87
2006 Acquisition Communities             583        190          614          200         1,197         390
                                     -------      -----      -------        -----      --------       -----
Sub-total                              7,055        190        7,013          189        14,068         379
2007 Disposed Communities                  -          -            -            -             -           -
2006 Disposed Communities                  -          -            -            -             -           -
Corporate office expenditures (1)          -          -            -            -         1,034           -
                                     -------      -----      -------        -----      --------       -----
                                     $ 7,055      $ 190      $ 7,013        $ 189      $ 15,102       $ 379
                                     =======      =====      =======        =====      ========       =====

Adjusted Net Operating Income - Core Properties
-----------------------------------------------
($ in thousands)

                                                              Quarter            Quarter
                                                            3/31/2007          3/31/2006               Change
                                                            ---------          ---------               ------

Net Operating Income                                          $62,982            $56,365                11.7%

Less: Non-recurring Cap-ex @ 6%                                 (384)                  -                    -
                                                              -------            -------                ----
Adjusted Net Operating Income                                 $62,598            $56,365                11.1%

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 6% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

Development Communities as of March 31, 2007
($ in thousands)

                                  # of              Estimated                                                                 %
                              Units at   Estimated      Costs       Costs   Construction     Initial   Construction    Physical
                            Completion       Costs   Per Unit    Incurred          Start   Occupancy     Completion   Occupancy
                            ----------       -----   --------    --------          -----   ---------     ----------   ---------
Under construction:
  Trexler Park West                216    $ 25,900    $ 119.9    $ 15,253          3Q 05       3Q 06          4Q 08       40.7%
    Allentown, PA

Pre-construction:
  1200 East West Highway           247      74,000      299.6      13,360          2Q 07        2009           2009          NA
    Silver Spring, MD

  Huntington Metro                 421     123,000      292.2      33,740          2Q 07        2009           2010          NA
    Alexandria, VA

  Falkland North                 1,020     306,000      300.0         922           2009        2011           2012          NA
    Silver Spring, MD

                                 -----   ---------    -------    --------
Totals                           1,904   $ 528,900    $ 277.8    $ 63,275
                                 =====   =========    =======    ========

2007 Earnings Guidance
----------------------
                                     First               Second               Third              Fourth
                                   Quarter              Quarter             Quarter             Quarter                  Year
                                   -------              -------             -------             -------                  ----

2007 compared to 2006
based on NAREIT
definition
FFO per share - 2007
guidance per NAREIT
definition                          $0.726            $.81-$.84           $.84-$.87           $.80-$.83           $3.18-$3.27

Midpoint of guidance                $0.726               $0.825              $0.855              $0.815                 $3.22

FFO per share - 2006
actual per NAREIT
definition                          $0.636               $0.837              $0.827              $0.767                $3.071

Improvement projected                14.2%                -1.4%                3.4%                6.3%                  4.9%

2007 compared to 2006
based on "Operating
FFO"
FFO per share - 2007
Operating FFO                       $0.766            $.81-$.84           $.84-$.87           $.80-$.83           $3.22-$3.31

Midpoint of guidance                $0.766               $0.825              $0.855              $0.815                 $3.26

FFO per share - 2006
Operating FFO                       $0.636               $0.837              $0.827              $0.767                $3.071

Improvement projected                20.4%                -1.4%                3.4%                6.3%                  6.2%

"Operating FFO" is defined as FFO as computed under the strict interpretation of the  NAREIT  definition  and  adding  back  impairment  and other  non-recurring charges.  Following the NAREIT  definition  creates certain noise in 2007 due to the  redemption  of the 9.0%  Series F  Preferred  Stock.  The $1.9  million  in issuance  costs  originally  incurred in 2002 were  recorded  as a reduction  to shareholders'  equity.  Upon  redemption in the first quarter of 2007,  the $1.9 million is  reflected  as a reduction  from both net income  available to common shareholders  and  Funds  From  Operations  available  to  common  shareholders.
Operating FFO for the year will exceed the results as measured  under the NAREIT definition by approximately four cents per share in 2007 as this $1.9 million is added back for Operating FFO purposes.

                                                                  Unchanged from February, 2007
                                    Actual              -----------------------------------------------
                                     First               Second               Third              Fourth
                                   Quarter              Quarter             Quarter             Quarter                  Year
                                   -------              -------             -------             -------                  ----

Assumptions for mid-point of guidance:
--------------------------------------

Same store revenue
growth      see notes (1) & (2)       5.8%                 5.1%                4.2%                4.8%                  5.0%

Same store expense
growth      see notes (3) & (4)      -0.8%                10.0%                3.4%                4.8%                  4.1%
                                     ----------------------------------------------------------------------------------------
Same store NOI growth                11.7%                 1.9%                4.7%                4.8%                  5.6%
                                     ========================================================================================

Same store 2007
physical occupancy                   94.4%                94.9%               95.0%               94.7%                 94.8%

Same store 2006
physical occupancy                   94.7%                95.0%               94.6%               94.3%                 94.7%
                                     ----------------------------------------------------------------------------------------
Difference in
occupancy                            -0.3%                -0.1%                0.4%                0.4%                  0.1%
                                     ========================================================================================

Annual growth by region (as originally published in February, 2007)
-------------------------------------------------------------------
                                                                                 2007 Same Store Growth Projection
                                      2006                                  -------------------------------------------------
                                  % of NOI                                  Revenue            Expenses                   NOI
                                  --------                                  -------            --------                   ---
Florida                               2.1%                                     6.5%                7.7%                  5.5%
Washington, DC                       26.0%                                     5.0%                4.2%                  5.6%
Philadelphia                         16.1%                                     5.3%                5.0%                  5.6%
Baltimore                            16.4%                                     4.6%                4.0%                  5.0%
New Jersey/Long
Island/Hudson Valley                 28.2%                                     4.9%                5.9%                  4.2%
Boston                                5.6%                                     4.2%                5.0%                  3.7%
Chicago                               4.0%                                     4.0%                5.3%                  2.6%
Misc                                  1.6%                                      N/A                 N/A                   N/A
                                    -----                                      ---                 ---                   ---
Total                               100.0%                                     5.1%                5.4%                  4.9%
                                    =====                                      ===                 ===                   ===

2007 Earnings Guidance
----------------------

No  changes  have been made to these  footnotes  for the second  through  fourth quarters since originally published in February, 2007

(1)  Rental rates are projected to increase 3.6%.  Concessions  are projected to increase  slightly as we continue  to roll out the  heating  cost  recovery program,  reducing net rental income 0.3%, and  occupancies are expected to pick up 0.1% for the year, resulting in 3.4% rental revenue growth.

(2)  Property other income is expected to increase substantially year over year, increasing the 3.4% rental revenue growth to 5.1% total revenue growth. The items driving this increase are a $0.8 million  marginal  increase in water and sewer recovery revenue and a $7.8 million marginal  increase in heating cost  recovery  revenue from our utility  recovery  initiatives.  The total water  and  sewer  recovery  revenue  projected  for 2007 is $7.2  million, compared to $6.4 million in 2006.  The total heating cost recovery  revenue projected for 2007 is $10.0 million, compared to $2.2 million in 2006.

The water and sewer portion is not affected  significantly by seasonality and we expect a consistent revenue stream each quarter.  The heating cost reimbursement revenue will be much higher in the winter months,  and accordingly  lower in the warmer  months,  so this will  create a certain  "lumpiness",  but will match up better with our period of higher costs.  The breakdown by quarter for both types of reimbursement is as follows:

                                                                2007 (in thousands)
                                  -------------------------------------------------------------------------------------------
                                                                    Unchanged from February, 2007
                                    Actual              -----------------------------------------------
                                     First               Second               Third              Fourth
                                   Quarter              Quarter             Quarter             Quarter                  Year
                                   -------              -------             -------             -------                  ----
Water & sewer recovery            $  2,000              $ 1,800            $  1,800             $ 1,800              $  7,400
Heating costs recovery               3,500                2,700               1,100               2,200                 9,500
                                  --------              -------            --------             -------              --------
                                  $  5,500              $ 4,500            $  2,900             $ 4,000              $ 16,900
                                  ========              =======            ========             =======              ========

                                                                2006 (in thousands)
                                  -------------------------------------------------------------------------------------------
                                     First               Second               Third              Fourth
                                   Quarter              Quarter             Quarter             Quarter                  Year
                                   -------              -------             -------             -------                  ----
Water & sewer recovery            $  1,400              $ 1,600            $  1,700             $ 1,700              $  6,400
Heating costs recovery                 300                  300                 400               1,200                 2,200
                                  --------              -------            --------             -------              --------
                                  $  1,700              $ 1,900            $  2,100             $ 2,900              $  8,600
                                  ========              =======            ========             =======              ========

(3)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                % of Total                               % Increase
                                  Expenses                                Over 2006
                                  --------                                ---------

Electricity                             4%                                     5.8%
Natural gas heating
costs                                  13%                                    13.1%
Water and sewer                         7%                                     1.7%
Repairs and
maintenance                            16%                                     4.3%
Total personnel costs                  23%                                     5.7%
Real estate taxes                      24%                                     3.0%
Property insurance                      5%                                    18.8%
                                       --
                                       92%
                                       ==

The cost per decatherm  for natural gas is estimated to go down 5% in 2007,  but we will have a difficult comparison to 2006 for usage, as both the first quarter and fourth quarter of 2006 were unseasonably warm.

Higher costs for health insurance are increasing the personnel line for 2007.

Not unlike all other real estate  companies,  insurance  costs have continued to climb due to catastrophe rate increases and higher reinsurance rates.

(4)  The  unusual  spike in expenses in the second  quarter is  attributed  to a number of reasons. Natural gas costs are expected to average 13% higher for the year as a whole,  but for the second  quarter  are  expected  to be 40%
     higher  ($1.2  million).  In  2006,  we  had a  substantial  amount  of gas contracts at a variable rate in the second  quarter at rates  substantially lower than the fixed rates in place for 2007.  In  addition,  we received a
     $0.6 million  refund for real estate taxes from a successful tax assessment appeal in 2006 that will not be repeated in 2007.

2007 Earnings Guidance
----------------------

(5)  G & A costs are  expected to decrease  6.5%.  The run rate is  projected as follows:

                                                                    Unchanged from February, 2007
                                    Actual              -----------------------------------------------
                                     First               Second               Third              Fourth
                                   Quarter              Quarter             Quarter             Quarter                  Year
                                   -------              -------             -------             -------                  ----

                              $5.5 million         $5.8 million        $5.1 million        $5.1 million         $21.5 million

One of the larger contributors to the reduction is the retirement as an employee of Norman  Leenhouts.  He remains  Co-Chairman of the Board,  but will no longer receive a salary or equity benefits as an employee.  The run rate above includes
$1.1 million for the Development Department, which is ramping up staff to handle future development projects. This compares to $0.5 million in 2006.

(6)  Interest  and   dividend   income  is  expected  to  have  a  run  rate  of
     approximately  $50 thousand per quarter.  The first quarter is projected to be substantially  higher at $0.6 million as we ended the year with invested cash on hand from the sale of the Upstate New York Portfolio.

(7)  Other income is expected to average  approximately $75 thousand per quarter after the first quarter  which is estimated to be $0.8 million.  The higher level in the first quarter  includes a  post-closing  consulting  agreement from the Upstate NY sale. In addition, a third party management contract is assumed to  terminate  as the Company is in  negotiations  to purchase  the underlying real estate.

                                    Actual
                                     First               Second               Third              Fourth
                                   Quarter              Quarter             Quarter             Quarter                  Year
                                   -------              -------             -------             -------                  ----

(8)  Acquisition pace (cap rate avg of 6.1% assumed)

                              $125 million          $40 million         $70 million         $65 million          $300 million

(9)  Disposition pace (cap rate of 6.5% assumed)

                                $0 million           $0 million         $50 million          $0 million           $50 million